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Exhibit 99.1

        LETTER OF TRANSMITTAL

GenCorp Inc.

Offer for all outstanding
9 1/2% Senior Subordinated Notes due 2013
in exchange for
9 1/2% Senior Subordinated Notes due 2013
that have been registered under the Securities Act of 1933
Pursuant to the prospectus dated            , 2003

          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                , 2003, OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

The exchange agent for the exchange offer is:

The Bank of New York

Facsimile Transmissions:
By Registered or Certified Mail:	(For Eligible Institutions Only)	By Hand Or Overnight Delivery:
The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street Floor 7 East New York, New York 10286 Attn: Enrique Lopez	(212) 298-1915 To Confirm by Telephone or For Information Call: (212) 815-2742	The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street Floor 7 East New York, New York, 10286 Attn: Enrique Lopez

        Delivery of this letter of transmittal to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, does not constitute a valid delivery.

        The undersigned acknowledges that he or she has received the prospectus dated            , 2003 (the "Prospectus") of GenCorp Inc., a corporation organized under the laws of the State of Ohio ("GenCorp"), and this letter of transmittal, which together constitute GenCorp's offer to exchange up to US$150,000,000 aggregate principal amount of its 9 1/2% Senior Subordinated Notes due 2013, for an equal principal amount of its issued and outstanding 9 1/2% Senior Subordinated Notes due 2013 that have been registered under the Securities Act of 1933, as amended (the "Securities Act"). The terms of the exchange notes are identical in all material respects (including principal amount, interest rate and maturity) to those of the outstanding notes, except that the exchange notes will be registered under the Securities Act.

        THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        Capitalized terms used but not defined herein have the meanings given to such terms in the Prospectus.

        This letter of transmittal is to be completed by holders of outstanding notes either if outstanding notes are to be forwarded herewith or if tenders of outstanding notes are to be made by book-entry transfer to an account maintained by The Bank of New York, as exchange agent, at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under "The Exchange Offer—

Procedures for Tendering Outstanding Notes." Delivery of this letter of transmittal and any other required documents should be made to the exchange agent.

        If a holder desires to tender outstanding notes pursuant to the exchange offer but time will not permit this letter of transmittal, certificates representing outstanding notes or other required documents to be received by the exchange agent on or before the expiration date, or the procedure for book-entry transfer cannot be completed on a timely basis, such holder may effect a tender of such notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering Outstanding Notes." See Instruction 2.

        DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

        The undersigned has completed the appropriate boxes below and signed this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

        List below the outstanding notes to which this letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of outstanding notes should be listed on a separate schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	(1) Certificate Number(s)*	(2) Aggregate Principal Amount of Outstanding Notes	(3) Principal Amount of Outstanding Notes Tendered (if less than all)**

*	Need not be completed if outstanding notes are being tendered by book-entry holders.
**	Outstanding notes may be tendered in whole or in part in denominations of US$1,000 and integral multiples thereof, provided that if any outstanding notes are tendered for exchange in part, the untendered principal amount thereof must be at least US$1,000 or any integral multiple of US$1,000 in excess thereof. See Instruction 3. Unless this column is completed, a holder will be deemed to have tendered the full aggregate principal amount of the outstanding notes represented by the outstanding notes indicated in column (2).

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

/ /
CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution
Account Number
Transaction Code Number
/ /
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s)
Window Ticket Number (if any)
Name of Eligible Institution that Guaranteed Delivery
Date of Execution of Notice of Guaranteed Delivery
If Guaranteed Delivery is to be made by Book-Entry Transfer:
Name of Tendering Institution
Account Number
Transaction Code Number
/ /
CHECK HERE IF YOU TENDERED YOUR OUTSTANDING NOTES BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.
/ /	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the exchange notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of exchange notes and it has no arrangements or understandings with any person to participate in a distribution of the exchange notes. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for outstanding notes, it represents that the outstanding notes to be exchanged for exchange notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.
Name:
Address:

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to GenCorp the aggregate principal amount of outstanding notes indicated above in exchange for a like aggregate principal amount of exchange notes. Subject to, and effective upon, the acceptance for exchange of the outstanding notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, GenCorp all right, title and interest in and to such outstanding notes.

        The undersigned hereby irrevocably constitutes and appoints the exchange agent its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as the agent of GenCorp) with respect to the tendered outstanding notes with the full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such outstanding notes to GenCorp and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, GenCorp and (ii) present such outstanding notes for transfer on the books of GenCorp and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such outstanding notes, all in accordance with the terms of the exchange offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the outstanding notes tendered hereby and that, when the same are accepted for exchange, GenCorp will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or GenCorp to be necessary or desirable to complete the exchange, assignment and transfer of the outstanding notes tendered hereby, and the undersigned will comply with its obligations under the registration rights agreement, dated as of August 11, 2003 (the "Registration Rights Agreement") by and among GenCorp, the Subsidiary Guarantors named therein, Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC, Scotia Capital (USA) Inc., Wells Fargo Securities, LLC and BNY Capital Market, Inc. The undersigned has read and agreed to all of the terms of the exchange offer.

        The undersigned agrees that acceptance of any tendered outstanding notes by GenCorp and the issuance of exchange notes in exchange therefor will constitute performance in full by GenCorp of its obligations under the Registration Rights Agreement and that GenCorp will have no further obligations or liabilities thereunder (except in limited circumstances).

        The name(s) and address(es) of the registered holders of the outstanding notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the outstanding notes. The certificate number(s) and the outstanding notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        The undersigned also acknowledges that this exchange offer is being made in reliance on certain interpretive letters by the staff of the Securities and Exchange Commission to third parties in unrelated transactions. On the basis thereof, holders of outstanding notes, except any holder who is an "affiliate" of GenCorp within the meaning of Rule 405 under the Securities Act, who exchange their outstanding notes for exchange notes pursuant to the exchange offer generally may offer the exchange notes for resale, resell the exchange notes and otherwise transfer the exchange notes without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired in the ordinary course of the holder's business and the holder is not participating in, and have no arrangement or understanding with any person to participate in, a distribution of the exchange notes. The undersigned acknowledges that any holder of outstanding notes using the exchange offer to participate in a distribution of the exchange notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital

Holdings Corporation (available April 13, 1989) or similar letters, and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, the distribution of exchange notes. If the undersigned is a broker-dealer, the undersigned represents that it will receive exchange notes for its own account in exchange for outstanding notes that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus in connection with any resale of exchange notes; however, by so representing and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned represents that (i) any exchange notes received by it will be acquired in the ordinary course of its business, (ii) the undersigned has and, at the time of the consummation of the exchange offer, will have no arrangement or understanding with any person to participate in the distribution of the exchange notes in violation of the provisions of the Securities Act, and (iii) the undersigned is not an affiliate of GenCorp or the Subsidiary Guarantors within the meaning of the Securities Act and is not acting on behalf of any persons who could not truthfully make the foregoing representations or, if it is an affiliate of GenCorp or the Subsidiary Guarantors, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

        GenCorp has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus may be used by a participating broker-dealer (as discussed below) in connection with resales of exchange notes received in exchange for outstanding notes, where such outstanding notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 90 days after the expiration date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such exchange notes have been disposed of by such participating broker-dealer. In that regard, each participating broker-dealer that acquired outstanding notes for its own account as a result of market-making or other trading activities, by tendering such outstanding notes and executing this letter of transmittal, agrees that, upon receipt of notice from GenCorp of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of exchange notes pursuant to the Prospectus until GenCorp has amended or supplemented the Prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or GenCorp has given notice that the sale of the exchange notes may be resumed, as the case may be. If GenCorp gives such notice to suspend the sale of the exchange notes, the 90-day period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of exchange notes shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the exchange notes or to and including the date on which GenCorp has given notice that the sale of exchange notes may be resumed, as the case may be.

        The undersigned understands that tenders of the outstanding notes pursuant to any one of the procedures described under "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and GenCorp in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

        The undersigned recognizes that under certain circumstances set forth in the Prospectus under "The Exchange Offer—Conditions to the Exchange Offer," GenCorp will not be required to accept for exchange any of the outstanding notes tendered. Outstanding notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below (or, in the case of outstanding notes tendered by book-entry transfer, credited to an account maintained by the tendering holder at The Depository Trust Company).

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the exchange notes (and, if applicable, any substitute certificates representing outstanding notes not exchanged or not accepted for exchange) be issued in the name(s) of the undersigned and be delivered to the undersigned at the address, or, in the case of book-entry transfer of outstanding notes, be credited to the account at The Depository Trust Company shown above in the box entitled "Description of Outstanding Notes."

        Holders of the outstanding notes whose outstanding notes are accepted for exchange will not receive accrued interest on such outstanding notes for any period from and after the last interest payment date to which interest has been paid or duly provided for on such outstanding notes prior to the original issue date of the exchange notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such outstanding notes, and the undersigned waives the right to receive any interest on such outstanding notes accrued from and after such interest payment date or, if no such interest has been paid or duly provided for from and after the original issue date of the outstanding notes.

        The undersigned will, upon request, execute and deliver any additional documents deemed by GenCorp to be necessary or desirable to complete the sale, assignment and transfer of the outstanding notes tendered hereby. All authority herein conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in the instructions contained in this letter of transmittal.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL AND DELIVERING SUCH OUTSTANDING NOTES AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete accompanying Substitute Form W-9)

X		Date:	, 2003

X		Date:	, 2003

Signature(s) of Owner

        The above lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the outstanding notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If outstanding notes to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then please set forth the full title of the person signing in such capacity. See Instruction 4.

Name(s):
(Please Type or Print)
Capacity:

Address:
(Including Zip Code)
Area Code and Telephone Number:

Tax Identification or Social Security Number(s):

SIGNATURE GUARANTEE
(If required by Instruction 4)

Signatures Guaranteed by an Eligible Institution:

(Authorized Signature)
(Name and Title)
(Name of Firm)
(Address and Telephone Number)
Dated:	, 2003.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 4 and 5)

              To be completed ONLY if certificates for outstanding notes not exchanged and/or exchange notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this letter of transmittal above.

  Issue exchange notes and/or outstanding notes to:

Name(s)*	(Please type or print)
(Please type or print)

Address:
(Zip Code)
Telephone Number:
DTC Account Number:
Tax Identification or Social Security Number(s):

(Complete Substitute Form W-9)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 4 and 5)

              To be completed ONLY if certificates for outstanding notes not exchanged and/or exchange notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this letter of transmittal above or to such person or persons at an address other than shown in the box above entitled "Description of Outstanding Notes."

  Deliver exchange notes and/or outstanding notes to:

Name(s):	(Please Type or Print)
(Please Type or Print)
Address:
(Zip Code)
Telephone Number:
DTC Account Number:
Tax Identification or Social Security Number(s):

        IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.     Delivery of this Letter of Transmittal and Outstanding Notes.

        This letter of transmittal is to be used to, and must accompany, (i) all certificates representing outstanding notes tendered pursuant to the exchange offer and (ii) all tenders or outstanding notes made pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering Outstanding Notes." Certificates representing the outstanding notes in proper form for transfer, or a timely confirmation of a book-entry transfer of such outstanding notes into the exchange agent's account at The Depository Trust Company, as well as a properly completed and duly executed copy of this letter of transmittal (or facsimile thereof), with any required signature guarantees, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this letter of transmittal must be received by the exchange agent at its address set forth herein on or before the expiration date.

        The method of delivery of this letter of transmittal, the outstanding notes and all other required documents is at the election and risk of the tendering holders, but delivery will be deemed made only when actually received or confirmed by the exchange agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

        GenCorp will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a letter of transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.     Guaranteed Delivery Procedures.

        If a holder desires to tender outstanding notes, but time will not permit a letter of transmittal, certificates representing the outstanding notes to be tendered or other required documents to reach the exchange agent on or before the expiration date, or if the procedures for book-entry transfer cannot be completed on or prior to the expiration date, such holder's tender may be effected if:

    (a)
    such tender is made by or through an eligible institution (as discussed below);

    (b)
    on or before the expiration date, the exchange agent has received a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by GenCorp (or a facsimile thereof) (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) from such eligible institution setting forth the name and address of the holder of such outstanding notes, the name(s) in which the outstanding notes are registered and the principal amount of outstanding notes tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the expiration date, certificates representing the outstanding notes to be tendered, in proper form for transfer, or a book-entry confirmation, as the case may be, together with a duly executed letter of transmittal and any other documents required by this letter of transmittal and the instructions hereto, will be deposited by such eligible institution with the exchange agent; and

    (c)
    a letter of transmittal (or a facsimile thereof) and certificates representing the outstanding notes to be tendered, in proper form for transfer, or a book-entry confirmation, as the case may be, and all other required documents are received by the exchange agent within three New York Stock Exchange trading days after the expiration date.

3.     Partial Tenders and Withdrawal Rights.

        Tenders of outstanding notes will be accepted only in a minimum principal amount of US$1,000 and integral multiples of US$1,000 in excess thereof, provided that if any outstanding notes are tendered for exchange in part, the untendered minimum principal amount thereof must be US$1,000 or any integral multiple of US$1,000 in excess thereof. If less than all the outstanding notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of outstanding notes which are to be tendered in the box entitled "Principal Amount of Outstanding Notes Tendered (if less than all)." In such case, new certificate(s) for the remainder of the outstanding notes that were evidenced by your old certificate(s) will only be sent to the holder of the outstanding notes (or, in the case of outstanding notes tendered pursuant to book-entry transfer, will only be credited to the account at The Depository Trust Company maintained by the holder of the outstanding notes) promptly after the expiration date. All outstanding notes represented by certificates or subject to a book-entry confirmation delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

        Any holder who has tendered outstanding notes may withdraw the tender by delivering written notice of withdrawal (which may be sent by facsimile) to the exchange agent at its address set forth herein prior to the expiration date. Any such notice of withdrawal must specify (i) the person named in the letter of transmittal as having tendered the outstanding notes to be withdrawn, (ii) the certificate numbers and principal amounts of the outstanding notes to be withdrawn, (iii) that the holder is withdrawing its election to have such outstanding notes exchanged, and (iv) the name of the registered holder of the outstanding notes. The notice must be signed by the holder in the same manner as the original signature on the letter of transmittal (including any required signature guarantees), or be accompanied by evidence satisfactory to GenCorp that the person withdrawing the tender has succeeded to the beneficial ownership of the outstanding notes being withdrawn. If outstanding notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering Outstanding Notes," the notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn outstanding notes, in which case a notice of withdrawal will be effective if delivered to the exchange agent by written letter or facsimile transmission. Withdrawals of tenders of outstanding notes may not be rescinded. Outstanding notes properly withdrawn will not be deemed validly tendered for purposes of the exchange offer, but may be retendered at any subsequent time on or prior to the expiration date by following any of the procedures described in the Prospectus under "The Exchange Offer—Procedures for Tendering Outstanding Notes." The exchange agent will return the properly withdrawn outstanding notes promptly following receipt of notice of withdrawal.

        All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by GenCorp, and such determinations will be final and binding on all parties. Neither GenCorp nor the exchange agent shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification.

4.     Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

        If this letter of transmittal is signed by the registered holder of the outstanding notes tendered herewith, the signature must correspond exactly with the name as written on the face of the certificates without any alteration, enlargement or change whatsoever.

        If any tendered outstanding notes are owned of record by two or more joint owners, all such owners must sign this letter of transmittal. If any tendered outstanding notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are names in which tendered outstanding notes are registered.

        If this letter of transmittal is signed by the registered holder, and exchange notes are to be issued and any untendered or unaccepted principal amount of outstanding notes are to be reissued or returned to the registered holder, then the registered holder need not and should not endorse any tendered outstanding notes or provide a separate bond power. In any other case, the registered holder must either properly endorse the outstanding notes tendered or transmit a properly completed separate bond power with this letter of transmittal (in either case, executed exactly as the name of the registered holder appears on such outstanding notes), with the signature on the endorsement or bond power guaranteed by an eligible institution, unless such certificates or bond powers are signed by an eligible institution.

        If this letter of transmittal or any outstanding notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and submit with this letter of transmittal evidence satisfactory to GenCorp of their authority to so act.

        The signatures on this letter of transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the outstanding notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder (which term, for purposes of this document, shall include any participant in The Depository Trust Company whose name appears on the register of holders maintained by GenCorp as owner of the outstanding notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this letter of transmittal or (ii) for the account of an eligible institution. In the event that the signatures in this letter of transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible institution, which includes commercial banks and trust companies located or having an office or correspondent in the United States, member firms of a national securities exchange or the National Association of Securities Dealers, Inc., and members of a signature medallion program such as "STAMP." If outstanding notes are registered in the name of a person other than the signer of this letter of transmittal, the outstanding notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by GenCorp in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an eligible institution.

5.     Special Issuance and Delivery Instructions.

        Tendering holders of outstanding notes should indicate in the applicable box the name and address or account at The Depository Trust Company to which exchange notes issued pursuant to the exchange offer and/or substitute outstanding notes for principal amounts not tendered or not accepted for exchange are to be issued, sent or deposited if different from the name and address or account of the person signing this letter of transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any exchange notes will be issued in the name of, and delivered to, the name and address (or account at The Depository Trust Company, in the case of any tender by book-entry transfer) of the person signing this letter of transmittal, and any outstanding notes not accepted for exchange will be returned to the name and address (or account at The Depository Trust Company, in the case of any tender by book-entry transfer) of the person signing this letter of transmittal.

6.     Backup Federal Income Tax Withholding and Substitute Form W-9.

        Under the federal income tax laws, payments that may be made by GenCorp on account of exchange notes issued pursuant to the exchange offer may be subject to backup withholding. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this letter of transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, GenCorp (or the paying agent under the Indenture governing the exchange notes) will retain at the relevant withholding rates a portion of the payments made to the tendering holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the exchange agent or GenCorp with its TIN within 60-days after the date of the Substitute Form W-9, GenCorp (or the paying agent) will remit such amounts retained during the 60-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the exchange agent or GenCorp with its TIN within such 60-day period, GenCorp (or the paying agent) will remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social

Security Number of such individual. If the exchange agent or GenCorp is not provided with the correct taxpayer identification number, the holder may be subject to a US$50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the exchange agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if outstanding notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        Failure to complete the Substitute Form W-9 will not, by itself, cause outstanding notes to be deemed invalidly tendered, but may require GenCorp (or the paying agent) to backup withhold. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

7.     Transfer Taxes.

        GenCorp will pay all transfer taxes, if any, applicable to the transfer of outstanding notes to it or its order pursuant to the exchange offer. If, however, exchange notes and/or substitute outstanding notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the outstanding notes tendered herewith, or if tendered outstanding notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the transfer of outstanding notes to GenCorp or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the outstanding notes specified in this letter of transmittal.

8.     Waiver of Conditions.

        GenCorp reserves the absolute right to waive, in whole or in part, any of the conditions to the exchange offer set forth in the Prospectus.

9.     No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders of outstanding notes or transmittals of this letter of transmittal will be accepted. All tendering holders of outstanding notes, by execution of this letter of transmittal, shall waive any right to receive notice of the acceptance of their outstanding notes for exchange.

        Neither GenCorp, the exchange agent nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

10.   Inadequate Space.

        If the space provided herein is inadequate, the aggregate principal amount of outstanding notes being tendered and the certificate number or numbers (if applicable) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this letter of transmittal.

11.   Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

        If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify The Bank of New York, as exchange agent, at the address or telephone number set forth herein. The holder will then be instructed as to the steps that must be taken to replace the certificate. This letter of transmittal and related documents cannot be processed until the outstanding notes have been replaced.

12.   Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this letter of transmittal, may be directed to the exchange agent at the address and telephone number indicated above.

13.   Validity of Tenders.

        All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered outstanding notes will be determined by GenCorp, in its sole discretion, which determination will be final and binding. GenCorp reserves the right to reject any and all outstanding notes not validly tendered or any outstanding notes, GenCorp's acceptance of which may, in the opinion of GenCorp or counsel to GenCorp, be unlawful. GenCorp also reserves the right to waive any conditions of the exchange offer or defects or irregularities in tenders of outstanding notes as to any ineligibility of any holder who seeks to tender outstanding notes in the exchange offer, whether or not similar conditions or irregularities are waived in the case of other holders. The interpretation of the terms and conditions of the exchange offer (including this letter of transmittal and the instructions hereto) by GenCorp shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of outstanding notes must be cured within such time as GenCorp shall determine. GenCorp will use reasonable efforts to give notification of defects or irregularities with respect to tenders of outstanding notes, but neither GenCorp nor the exchange agent shall incur any liability for failure to give such notification.

14.   Acceptance of Tendered Outstanding Notes and Issuance of Exchange Notes; Return of Outstanding Notes.

        Subject to the terms and conditions of the exchange offer, GenCorp will accept for exchange all validly tendered outstanding notes as soon as practicable after the expiration date and will issue exchange notes therefor as soon as practicable thereafter. For purposes of the exchange offer, GenCorp shall be deemed to have accepted tendered outstanding notes when, as and if GenCorp has given written and oral notice thereof to the exchange agent. If any tendered outstanding notes are not exchanged pursuant to the exchange offer for any reason, such unexchanged outstanding notes will be returned, without expense, to the name and address shown above or, if outstanding notes have been tendered by book-entry transfer, to the account at The Depository Trust Company shown above, or at a different address or account at The Depository Trust Company as may be indicated under "Special Delivery Instructions."

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instruction 6)
PAYOR'S NAME: GENCORP INC.

SUBSTITUTE FORM W-9	Part I—Taxpayer Identification Number
Department of the Treasury Internal Revenue Service
Enter your taxpayer identification number in the appropriate box. For most individuals, this is your social security number. If you do not have a number, see how to obtain a "TIN" in the enclosed Guidelines.

	NOTE: If the account is in more than one name, see the chart on page 2 of the enclosed Guidelines to determine what number to give.	Social Security Number OR Employer Identification Number

	Part II—For Payees Exempt from Backup Withholding (see enclosed Guidelines)

Payor's Request for	CERTIFICATION—UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Taxpayer Identification Number (TIN) and	(1)	the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
Certification	(2)	I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.
	SIGNATURE	DATE

Certificate Guidelines—You must cross out Item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).

CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payor, of a portion of all payments made to me on account of the exchange notes shall be retained until I provide a Taxpayer Identification Number to the payor and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and a portion of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

SIGNATURE	DATE

        NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING WITH RESPECT TO ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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  Exhibit 99.1
NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)
PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete accompanying Substitute Form W-9)
SIGNATURE GUARANTEE (If required by Instruction 4)
INSTRUCTIONS Forming Part of the Terms and Conditions of the Exchange Offer
TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 6) PAYOR'S NAME: GENCORP INC.